EXHIBIT 99.2

EXHIBIT 99.2 NATIONAL ECONOMIC 85% of the general wage increase for regular employees on the dates shown in Section 1 of this Article. Effective July 1, 2018, the hourly rate for dock only casuals will increase to $16.25. Effective July 1, 2019, the hourly rate for dock only casuals will increase to $16.50. Effective July 1, 2020, the hourly rate for dock only casuals will increase to $16.75. Effective July 1, 2021, the hourly rate for dock only casuals will increase to $17.00. Effective July 1, 2022, the hourly rate for dock only casuals will increase to $17.25. SETTLEMENT ABF NMFA TENTATIVE AGREEMENT Reached March 28, 2018 2. Summary of General Monetary National and all Supplemental Agreements For the period covering April 1, 2018 through June 30, 2023 Note: The general hourly, mileage and other benefit modifications are as follows and shall be applied in accordance with the appropriate Area Supplement. Vacation: a. Employees will begin earning vacation under the new vacation eligibility schedule effective with their vacation anniversary date that begins on or after April 1, 2018. The new vacation eligibility schedule shall be the vacation eligibility schedule in the applicable 2008 to 2013 supplemental agreements. Vacation for vacation anniversary dates effective April 1, 2013 to March 31, 2018 was or is being earned under the prior eligibility schedule and will be subject to the terms of that bargaining agreement and will not be affected. No employee shall be subject to the loss of more than 1 week of vacation per vacation anniversary year earned from April 1, 2013 to March 31, 2018. Ratification Payment: Active full-time employees as of the date of ratification will receive a $1,000.00 lump sum payment, less applicable taxes. Inactive full-time employees, including those on approved leave of absence, workers’ compensation and disability leave, shall receive the $1,000.00 lump sum payment upon recall or return to active full-time status between date of ratification and December 31, 2018. Casual employees, as of the date of ratification, who have worked at least 300 hours between September 1, 2017 and March 31, 2018 will receive a $500.00 lump sum payment. Payment of the lump sum will be made by separate check and within thirty days of date of ratification. b. General Wage Adjustments: 1. General Wage Adjustments: All Regular Employees. All regular employees subject to this Agreement will receive the following general wage increases: Profit-Sharing Bonus (MOU to ABF NMFA, E. (1-3) 1. If the Employer achieves a published, annual operating ratio of 96.0 or below for any full calendar year during this agreement (2019 through 2022), each employee will receive a bonus based on their individual W-2 earnings (excluding any profit sharing bonuses) for the year in which the qualifying operating ratio was achieved according to the following schedule: a. Effective July 1, 2018: $0.30 increase per hour on all hourly rates 0.750 cents per mile on all mileage rates b. Effective July 1, 2019: $0.35 increase per hour on all hourly rates 0.875 cents per mile on all mileage rates c. Effective July 1, 2020: $0.40 increase per hour on all hourly rates 1.000 cents per mile on all mileage rates d. Effective July 1, 2021: $0.45 increase per hour on all hourly rates 1.125 cents per mile on all mileage rates 2. The profit-sharing bonus will be distributed to the employees by separate check within 60 days of the end of the calendar year. An employee must be on the ABF seniority list for the entire calendar year in question to be eligible for such a bonus. Any employee who resigns, retires or otherwise incurs a termination of employment, whether voluntary or involuntary, during the year in question shall not be eligible for a year-end bonus. e. Effective July 1, 2022: $0.50 increase per hour on all hourly rates 1.250 cents per mile on all mileage rates f. No employee shall suffer a reduction in a wage rate as a result of this agreement. Other Wage Adjustments: g.Casual Rates: 1.City and Combination Casuals Hourly rates for city and combination casuals (CDL required) shall increase by 3. There shall be no inter-company charges initiated by the employer or changes in accounting assumptions or practices (GAAP), except as required to conform to governmental regulation, ABF NATIONAL MASTER FREIGHT AGREEMENT PAGE 25 ABF Published Annual Operating Ratio Bonus Amount 95.1 to 96.0 1% 93.1 to 95.0 2% 93.0 and below 3%

for the purpose of defeating the calculation of the annual operating ratio. Monthly, daily and/or hourly contributions shall be convertedfromthehourlycontributionsin accordance with past practice. Health & Welfare and Pension Plans: All current language shall be replaced with the following: a.The Company shall continue to contribute to the same Health and Welfare and Pension Funds it was contributing to as of March 1, 2018 and abide by each Fund’s rules and regulations. The Company shall execute all documents and participation agreements required by each Fund to maintain participation. The Company shall continue to contribute at the rates required as of March 31, 2018 as determined by the applicable Fund. b. Health and Welfare Contribution Increases: Effective August 1, 2018 and each August 1 thereafter during the life of the agreement, the Company shall increase its contribution by the amount determined by the Funds, as being necessary to maintain benefits and/or comply with legally mandated benefit levels, not to exceed an increase of up to $0.50 per hour (or weekly/monthly equivalent) per year. Once a Fund issues a determination that an increase is reasonably necessary to maintain benefits in a given year, the increase shall become due and owing upon written notice from the Fund to the Company, provided the combined Health and Welfare increase does not exceed $0.50 per hour. The Article 20 approval process is no longer required. If the Company refuses to honor a request for an increase from the applicable Fund, the matter shall proceed directly to the National Grievance Committee for consideration. If the National Grievance Committee deadlocks, the request of the Fund shall prevail and be honored by the Company. Failure to comply within seventy-two (72) hours shall constitute an immediate delinquency. The trigger in all Supplements for qualifying for a week’s health and welfare contribution will remain three days, except for supplements that have a longer requirement. Those Supplements on an hourly contribution will continue their respective practices. The trigger for the obligation to make health & welfare contributions in Supplements that provide for a monthly-based contribution shall remain the same. c. Pension Funds/Rates: All Pension contribution rates shall be frozen at those rates required by the applicable Pension Fund as of March 31, 2018 for the duration of this agreement. Neither the Company nor any Pension Fund is permitted to require contributions or payments of any assessments, co-pays, fees or surcharges from any employee or Union entity signatory hereto as a result of the frozen rate. The “one-punch” rule for pension contributions in the Chicago area pension funds shall apply where such rule applied prior to the 2013-18 ABF NMFA. Reopener:If new pension legislation is enacted during the term of this agreement, Article 27’s reopener provisions shall apply. If any Pension Fund rejects this agreement because of the company’s level of contributions or otherwise refuses to accept the frozen contribution rate and terminates the Company’s participation in the Fund, the Company shall make contributions to the Teamsters National 401(k) Savings Plan in the amount of six dollars ($6.00) per hour on behalf of the employees in the area covered by the Pension Fund. Such amount shall be immediately 100% vested for the benefit of the employee. If a withdrawal event occurs for any other reason, Article 27’s reopener provisions shall apply (including the right to take economic action). For the following funds, however, the following fixed guaranteed contribution rate increases shall apply: Central States Health - Teamcare Western Teamsters Welfare Trust (WTWT) Central Pennsylvania Health Plan Local 710 Health Plan Local 705 Health Plan Local 179 Health Plan Local 673 Health Plan August 1, 2018-increase $0.39 per hour August 1, 2019-increase $0.40 per hour August 1, 2020-increase $0.42 per hour August 1, 2021-increase $0.50 per hour August 1, 2022-increase $0.50 per hour The Company will not seek to withdraw from any Pension Fund to which it contributed under the 2013-18 ABF NMFA. Duration: April 1, 2018 through June 30, 2023 (63 months) ABF NATIONAL MASTER FREIGHT AGREEMENT PAGE 26